UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2014

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APT MOTOVOX GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

APT MotoVox Group, Inc. (“APT” or the “Company”) filed suit against Monster Moto, LLC and former associates of the Company in July 2014, alleging misappropriation of trade secrets and a litany of various tort claims.  The suit and the motion for preliminary injunction were filed in the United States District Court for the Western District of Missouri as APT Group, Inc. d/b/a/ MotoVox vs. Monster Moto, LLC, Olen Rice, Robert A. Rice Sr., Jon Umsted, Kenneth Francis and Beck Salander.

On November 9, 2014, the Company executed a contingent settlement agreement and mutual release with Monster Moto, LLC.  The agreement was contingent on the execution of a separate settlement agreement with the individually named defendants.

On November 14, 2014, the Company executed a settlement agreement and mutual release with the individually named defendants.

On November 18, 2014, the Company executed an Addendum to Settlement Agreement and Mutual Release.

The significant terms of the Settlement Agreements are highlighted below:

●	Patent claim litigation will cease in Texas and Missouri and all parties will dismiss their lawsuits with prejudice
●	Lawsuits and any commission related claims filed against the Company in Wisconsin will be dismissed with prejudice
●	All corporate and individual parties are mutually released from further liability
●	Monster Moto, LLC will pay $20,000 to the Company
●	Monster Moto, LLC will refrain from selling competing adult mini-bikes through January 1, 2016
●	The Company will not pursue intellectual property claims against Monster Moto, LLC relating to four patents and adult mini-bikes
●	Monster Moto, LLC will change packaging and seat color on its mini-bike for one year on production runs after April 1, 2015
●	The Company will indemnify four of the individual defendants against potential third party claims
●	The four individual defendants forfeit any equity participation rights and return all of their common and preferred stock to the Company and agree not to purchase or own shares in the future.

The foregoing description of the Settlement Agreements and Addendum is not intended to be complete and is qualified in its entirety by the complete text of the Settlement Agreements and Mutual Releases and are incorporated by reference and attached herein as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

4.1      Settlement Agreement and Mutual Release, dated November 9, 2014

4.2      Settlement Agreement and Mutual Release, dated November 14, 2014

4.3      Rice Addendum to Settlement Agreement and Mutual Release, dated November 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APT MOTOVOX GROUP, INC.

Date: November 20, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey
President, Director and Principal Executive Officer